UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2026

AVAX ONE TECHNOLOGY LTD.

(Exact Name of Registrant as Specified in Charter)

British Columbia	001-40578	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800-525 West 8th Avenue Vancouver, BC, Canada	V5Z1C6
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 757-0952

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	AVX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Information

As previously reported, on March 13, 2026, AVAX One Technology Ltd. (the “Company”) received written notice from The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that the closing bid price of the Company’s common shares for the previous 30 consecutive business days was lower than the minimum bid price requirement of $1.00 per share (the “Minimum Bid Price Requirement”) for continued listing on the Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(a)(2).

On July 8, 2026, the Company received written notice from Nasdaq (the “Letter”) that the Company has regained compliance with the Minimum Bid Price Requirement. Nasdaq also informed the Company that, pursuant to Nasdaq Listing Rule 5815(d)(4)(B), the Company will be subject to a mandatory panel monitor for a period of one year from the date of the Letter. During the monitoring period, if the staff of Nasdaq determines that the Company is again out of compliance with the Minimum Bid Price Requirement, notwithstanding Nasdaq Listing Rule 5810(c)(2), the Company will not be permitted to submit a plan of compliance with respect to that deficiency, the staff of Nasdaq will not be permitted to grant additional time for the Company to regain compliance with respect to that deficiency, and the Company will not be afforded any otherwise applicable cure or compliance period pursuant to Nasdaq Listing Rule 5810(c)(3). However, the staff of Nasdaq would issue a delist determination letter, and the Company would have the opportunity to request a new hearing before the Nasdaq Hearings Panel in accordance with Nasdaq Listing Rule 5815(d)(4)(C). The hearing request would stay any suspension or delisting action pending the conclusion of any such hearing process.

A copy of the press release issued by the Company announcing the foregoing is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Exhibit

99.1	Press Release dated July 9, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 9, 2026

AVAX ONE TECHNOLOGY LTD.

By:	/s/ Peter Wylie Jr
Peter Wylie Jr
Interim Chief Executive Officer